Thrivent Financial for Lutherans Variable Universal Life Insurance Application

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New Account Information

The Variable Life Owner / Applicant  must provide the following  information  to meet insurance and securities industry rules designed for customer protection.
This  information  is  confidential  and is only for the use of Thrivent and its affiliated companies.

Section A - Personal Information

Name of owner / applicant (print title, first, middle, last, and suffix name, as applicable)
Birthdate (mo/day/yr)
Are you a U.S. citizen? (yes/no checkboxes)
Yes
No
Other citizenship description

(checkboxes)
Single
Divorced
Divorce Pending
Married
Widowed
Separated

Number of dependents under age 18 -

Occupation: (checkboxes)
Labor / Trades
Office / Retail
Manager / Sales
Professional
Retired
Student
Unemployed
Other -
         Other Description

Do you own a business?
Yes  (checkbox)
         Nbr of: Full-time employees
         Part-time employees
No (checkbox)

Employer name
Employer street address
City
State
ZIP Code

Associated with NASD firm?
Yes (checkbox)
         Firm
No (checkbox)

Section B - Financial Suitability Information

Prior Investment Experience (None, Less Than 5 Years, 5+ Years checkboxes)
Bank Savings, CD's, Money Market Funds
Stocks or Equity
Bonds or Fixed Income
Mutual Funds
Variable Annuities / Life
Other -
         Other Description

Annual Household Income (checkboxes)
Under $20,000
$20,001 - $35,000
$35,001 - $50,000
$50,001 - $75,000
$75,001 - $100,000
More than $100,000

Assets - Excluding this purchase (dollar amounts)
Cash / CDs
Stocks / Bonds
Mutual Funds
Business
Residence (equity)
Insurance (cash value)
Deferred Annuities
Retirement Accounts
Other -
         Other Description
Total Assets
Liquid Net Worth

Need For Life Insurance (checkboxes)
Estate Planning
Survivor's Need
Other -
         Other Description

Section C - Investment Information - For This Purchase Only

Purpose (checkboxes)
Retirement
Other -
         Other Description

Source of Premiums (checkboxes)
Current Income
Our Mutual Fund
Other Company Mutual Fund
Loans
Gift / Inheritance
Death Proceeds
Savings / Checking / CD
Thrivent Insurance / Annuity
Other Company Insurance / Annuity
Other -
         Other Description

Risk Tolerance - Check the number below that  corresponds with the level of risk you are willing to accept.
Low - 1 2 3 4 5 6 7 8 9 10 - High

CDs                     Utility and Blue     Small Company / Emerging Growth      Precious Metals
Savings Accounts        Chip Stocks          Securities                           Oil and Gas
Money Market Funds      and Bonds            International / Global Securities    Drilling
                                             High Yield Securities

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Section D - Other Information

1. Are you replacing a Variable Life contract? (checkboxes)
Yes (checkbox)
         Indicate   the  reason  for  the  exchange  of  contract  and  provide allocation information on the contract being replaced.
No (checkbox)

2.   List amount of total non-Thrivent life insurance that is inforce or pending
     - (dollar amount)

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Adult Application For Variable Universal Life Insurance
With Thrivent Financial for Lutherans,
A Fraternal Benefit Society, Appleton, WI 54919

(checkboxes)
New Certificate
Certificate Change
         Certificate number
Reinstatement
         Certificate number

Section 1 - Replacement (yes/no checkboxes)
Is this certificate intended to replace any part of, or all of, another company's contract?
Is this certificate intended to replace any part of, or all of, a Thrivent certificate?
Is this a 1035 exchange?

Section 2 - Proposed Insured
Name (print title, first, middle, last, and suffix name, as applicable)
Date of birth
(mo/day/yr)
Sex
Current occupation
Residence state

Are you a citizen of the United States of America (USA) or a permanent  resident of the USA? (yes/no checkboxes)

Section 3 - Proposed Third Party Owner

Type of application:
Third Party (checkbox)
         Reason
Advanced Marketing (checkbox)
         Reason

Type of owner: (checkboxes)
Individual
Multiple individuals
Other -
         Other Description

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured
Relationship to member
Date of birth (mo/day/yr)
Percentage of common ownership * %
Residence state

Complete additional names if multiple owners.
Multiple owners shall be: (checkboxes)
Joint owners
Common owners

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured
Relationship to member
Date of birth (mo/day/yr)
Percentage of common ownership * %

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured
Relationship to member
Date of birth (mo/day/yr)
Percentage of common ownership * %

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured
Relationship to member
Date of birth (mo/day/yr)
Percentage of common ownership * %

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured
Relationship to member
Date of birth (mo/day/yr)
Percentage of common ownership * %

*    Complete only if multiple owners with common ownership.  If none indicated, percentage will be equal.
Joint ownership is always equal.

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Authorized person(s) / trustee(s) who can sign on behalf of the organization / trust:
1.
2.
3.
4.
5.

Section 4 - Proposed Member Information (Complete only for Advanced Marketing)
Advanced Marketing member name
Relationship of member to insured

Section 5 - Complete For New Business / Term Conversion To New Certificate Only
Specified amount: $
Type of issue:
New Business (checkbox)
Exercise Traditional GPO - (checkbox)
         Ctf No.
         Amount to exercise - $
         Regular (checkbox)
         Alternate * (checkbox)
                  Date -
                  Reason: (checkboxes)
                           Marriage
                           Birth
                           Adoption
                           New home mortgage
Term Plan / Rider Conversion (checkbox)
  (Table consists of 3 rows and 3 columns with Certificate Number(s), Balance
Of Term To Continue $,        Amount Of Term Converted $ columns)
Thrivent Group Term (checkbox)
         Amount of term converted: $

Death Benefit Option (checkboxes)
Level (I)
Variable (II)

Billed Premium Index (checkboxes)
Yes
No

Billed Premium Index
Type & Percentage %

Disability Waiver Benefit (DW) (checkboxes)
Yes
No

Guaranteed Purchase Option Benefit (GPO) Amount: $

Accidental Death Benefit (AD) Amount: $

Total Accidental Death Benefit Other Companies: $

Time period between Periodic Needs Review (checkboxes)
1
2
3

Date of Periodic Needs Review (mo/day/yr) (if other than certificate anniversary) -

Premium Allocations: Must total 100% and be in whole numbers.
(Table consists of 16 rows and 3 columns with Subaccount Name, Initial %, Billed % columns)

Telephone Authorization:
Yes (checkbox)
No (checkbox)
By checking 'Yes' above, the applicant agrees and understands as follows:

1.   Thrivent is authorized to accept and act upon telephone  instructions  from me for the following purposes; transfer of accumulated values among account options,  address  changes,  changes in  allocation  of  premiums,  premium payment instructions, and any other transactions made available by Thrivent for telephone  transfer.  Any transfers  shall be made on the basis of unit values next  determined  following  Thrivent's  receipt of  instructions in proper order. (continued on next page)

*    If the  guaranteed  option  being  exercised  is not a regular  contractual option,  I hereby  waive my right to exercise  the next  available  regular option  described  in the  certificate  from  which  the  option  is  being exercised.

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Telephone Authorization (continued)

2.   Thrivent may refuse  telephone  instructions  if the caller cannot  provide proper  identification  of person or  account.  Without  prior  disclosure,
     Thrivent   may   record  any   telephone   conversation   containing   such
     instructions.   If  Thrivent   acts  in  good  faith  upon  the   telephone
     instruction,  Thrivent  (and any affiliate or agent) will not be liable for any loss, expense, or cost arising out of any telephone instruction.

3.   Thrivent may modify,  suspend,  or  discontinue  this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current  prospectus,  and any other  rules  enacted by  Thrivent.  This authorization  is valid until  written  cancellation  notice  signed by the owner is received by Thrivent.  All terms are binding on my agents,  heirs, and assigns.

Section 6 - Complete For Certificate Change Only

Current Death Benefit Option (checkboxes)
Level (I)
Variable (II)

New Death Benefit Option (checkboxes)
Level (I)
Variable (II)

Maintain Current Specified Amount (checkboxes)
Yes
No

Current Specified Amount $

New Specified Amount $

Reason for Specified Amount Change:
Unscheduled Increase (checkbox)
Exercise VUL GPO (checkbox)
         Amount to exercise - $
         Regular (checkbox)
         PNR * (checkbox)
         Alternate *  (checkbox)
                  Date -
                  Reason: (checkboxes)
                  Marriage
                  Birth
                  Adoption
                  New home mortgage
Large Premium Payment (checkbox)
Exercise Traditional GPO -  (checkbox)
         Ctf No.
         Amount to exercise - $
         Regular (checkbox)
         Alternate *  (checkbox)
                  Date -
                  Reason: (checkboxes)
                  Marriage
                  Birth
                  Adoption
                  New home mortgage
Term Plan / Rider Conversion (checkbox)
         (Table consists of 3 rows and 3 columns with Certificate Number(s), Balance
         Of Term To Continue $, Amount Of Term Converted $ columns)
Thrivent Group Term (checkbox)
         Amount of term converted: $

Disability Waiver Benefit Currently on Certificate
Yes  (checkbox)
No (checkbox)
Change Requested:
Add (checkbox)
Cancel (checkbox)

Guaranteed Purchase Option Benefit
Current Amount $
Change Requested:
Add $ (checkbox)
Cancel (checkbox)
Increase to $ (checkbox)
Decrease to $ (checkbox)

Accidental Death Benefit
Current Amount $
Change Requested:
Add $ (checkbox)
Cancel (checkbox)
Increase to $ (checkbox)
Decrease to $ (checkbox)

Billed Premium Indexing
Current Percentage %
Change Requested:
New value % (type & percentage)(checkbox)
Cancel (checkbox)

Change to nonsmoker (checkbox)

Reduce insured's rating (checkbox)

Time period between Periodic Needs Review (checkboxes)
1
2
3

Date of Periodic Needs Review -

*    If the  guaranteed  option  being  exercised  is not a regular  contractual option,  I hereby  waive my right to exercise  the next  available  regular option  described  in the  certificate  from  which  the  option  is  being exercised.

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Section 7 - Premium / Billing Information

Initial Premium paid by:
Type:
Check / Money Order (space for checkmark, dollar amount)
Electronic First Premium (EFP) (space for checkmark, dollar amount)
Add to existing MCA (space for checkmark, dollar amount)
Internal 1035 Exchange (space for checkmark, dollar amount)
Loan (space for checkmark, dollar amount)
Complete Withdrawal / Surrender (space for checkmark, dollar amount)
Surplus Refunds (space for checkmark, dollar amount)
Partial Withdrawal (space for checkmark, dollar amount)
Other - (space for checkmark, dollar amount)
         Other Description
None (space for checkmark)
Total Initial Premium Amount (dollar amount)

Premium Billing - Type of billing: (checkboxes)
Regular Billing - Send to special billing address? (yes/no checkboxes)
MCA - First MCA withdrawal expected -
Add to existing MCA account -
Family Billing - Add to existing Family Bill account -
Government Allotment
No bill

Frequency of billing: (checkboxes)
Annual
Semi-annual
Quarterly
Monthly

Premium billing amount: (dollar amount)

EFP withdrawal date -

Draw the EFP from the financial institution for MCA account -

Name And Address For Special Billing / Family Billing
Billing name (print title, first, middle, last, and suffix name, as applicable)
Address
City
State
ZIP Code

Section 8 - Special Requests

Section 9 - Declaration Of Insurability

Height
         Ft
         In
Weight
         Lbs
Wt. 1 yr. ago
         Lbs
Reason for weight loss
Name of primary care provider - Indicate if none.
Patient ID no.
Date last consulted
Reason last consulted
Type of treatment
Medication prescribed
Recovery date

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Have you:
(a)  Within the past two years used tobacco or other  nicotine  based  products?
     (yes/no checkboxes) If Yes, indicate date last used below:

Cigarettes -
Other Tobacco / nicotine -
Date started smoking cigarettes -

(b)  Within the past two years  participated  in any of the  following:  (yes/no checkboxes)

(checkboxes)
Pilot, copilot, student pilot, or crew member
Ballooning
Skin / Scuba diving
Auto racing
Motorcycle racing
Powerboat racing
Mountain climbing
Sky diving
Hang gliding
Other avocation - Provide details in Additional Underwriting Section

(c)  Within the past three years had a license suspended or had a moving traffic violation? If Yes, list below. (yes/no checkboxes)

State where licensed
Driver license number

Type of violation
MPH over
Date
Date
Date

Type of violation
MPH over
Date
Date
Date

Type of violation
MPH over
Date
Date
Date

Type of violation
MPH over
Date
Date
Date

Type of violation
MPH over
Date
Date
Date

Type of violation
MPH over
Date
Date
Date

(d)  Within the past  seven  years had a life,  health,  disability  income,  or long-term care insurance application declined,  postponed, rated, modified, or withdrawn? If Yes, list below. (yes/no checkboxes)

Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

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Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

2.   Have your parents or siblings ever had coronary artery disease,  polycystic kidney disease,  Huntington's  Chorea, or familial polyposis?  If Yes, list below. (yes/no checkboxes)
     (Table  consists of 4 rows and 5 columns  with  Disorder,  Relationship  To
     Proposed  Insured,  Age At Onset,  Current Age, Age at Death columns) Place details for all 'Yes' answers for  questions  three through nine in details section.

3.   Within the past 10 years, have you ever had, been diagnosed or been treated
     by  a  physician  or  member  of  the  medical  profession,   chiropractor,
     counselor, or any other professional for:

(a)  disorder of the heart,  circulatory,  blood,  or immune  system  (excluding
     HIV)? (yes/no checkboxes)
If high blood pressure: Date of diagnosis -
Last blood pressure reading -
Date of last blood pressure check -
Type of treatment -
Medication taking -
Care provider / Facility with records if other than primary care provider -

(b)  abnormal growth, cyst, tumor, or cancer? (yes/no checkboxes)

(c)  disorder of the respiratory system? (yes/no checkboxes)

(d)  disorder of the digestive system such as the stomach,  intestines,  rectum, liver, gallbladder, esophagus? (yes/no checkboxes)

(e)  disorder  of  the  urinary  system,  such  as  kidneys,   bladder?  (yes/no
     checkboxes)

(f)  disorder  of  the  endocrine  /  hormone  system?  (yes/no  checkboxes)  If diabetes: Date of diagnosis -

Regulated by: (checkboxes)
Insulin: Daily dose (units) -
Oral medication
Diet
Last blood sugar reading -
Fasting: (yes/no checkboxes)
Date of last reading -
Check all that apply: (checkboxes)
Kidney disorder
Eye complications
Neuropathy
Circulatory problems
Recurrent infection
Other complications -
         Other Description
Care provider / Facility with records if other than primary care provider -

(g)  disorder of the nervous  system  including  psychological  and  psychiatric care? (yes/no checkboxes)
If seizures: (checkboxes)
Grand mal
Petit mal
Other -
         Other Description

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(h)  disorder of the muscle, skin, bone, or joint? (yes/no checkboxes)

(i)  disorder of the reproductive system? (yes/no checkboxes)

(j)  disorder of the eyes, ears, nose, or throat? (yes/no checkboxes)

4.   Within  the past 10  years,  have you been  advised  to seek  treatment  or counseling,  been treated for or received  counseling  or joined AA, NA, or other  support  organization  for  the use of  alcohol  or  drugs?  (yes/no checkboxes)
If alcohol, date last used -
Number of times treated -
Attends support organization:
Yes (checkbox)
Date last attended -
No (checkbox)
Care provider / Facility with records if other than primary care provider -
If drugs, type -
Date last used -
Number of times treated -
Attends support organization:
Yes (checkbox)
Date last attended -
No (checkbox)
Care provider / Facility with records if other than primary care provider -

5.   Have you abused in the past or are you  currently  using (for more than two weeks) nonprescription or self-prescribed drugs such as cocaine, marijuana, amphetamines, or narcotics? (yes/no checkboxes)
If Yes, type -
Date last used -

6.   (a) Are you currently disabled? (yes/no checkboxes)

     (b)  Are  disability  benefits  being  filed for or  received  from  Social
          Security or from another source?  (yes/no checkboxes) Dated disability began - Reason for disability -

7.   Other  than  reported  above,  within  the past 10  years,  have  you:

     (a)  consulted or been advised to consult a doctor, hospital, chiropractor, clinic,  psychiatrist,  psychologist,  or  counselor  for any  reason?
          (yes/no checkboxes)

     (b)  been medically  treated or evaluated at a hospital,  clinic,  or other facility,  or been  medically  advised  to have any  treatment,  test, surgery,  biopsy,  hospitalization,  nursing home care, or home health care not yet completed? (yes/no checkboxes)

     (c)  been advised by a  physician,  chiropractor,  or medical  therapist to restrict or avoid normal activities due to illness or injury?  (yes/no checkboxes)

     (d)  taken any  prescription  drugs  other  than those  previously  listed?
          (yes/no checkboxes) If Yes, list below.

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

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8.   Other than reported  above,  within the past 10 years have you been treated for,  or  been  diagnosed  as  having  HIV  infection  or  Acquired  Immune
     Deficiency Syndrome (AIDS)? (yes/no checkboxes)

9.   Other  than  reported  above,  have you been  under the care of a doctor or medical  practitioner  or are you  scheduled  to see a  doctor  or  medical practitioner? (yes/no checkboxes)

If Yes, reason for care / appointment -
Date -
Care provider / Facility with records if other than primary care provider -

Section 10 - Details For Questions Answered 'Yes'

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

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Section 10 - Details For Questions Answered 'Yes' (Continued)

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 3b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

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Section 11 - Beneficiary Designation

If  you  are  completing  the  application  on  paper,  complete  a  beneficiary designation form printed from the Forms System.  If new certificate is result of
Term Conversion / GPO,  beneficiary  designation is for new certificate only. To change designation on existing  certificate,  complete separate beneficiary form printed from the Forms System.

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Additional Underwriting Information

Section 12 - Agreement And Authorization

I understand and agree that:

1.   I have personally read (or have had read to me) and verified all statements and answers  provided to the Thrivent  district  representative  as part of this  application,  which  includes:  a. New  Account  information,  and b.
     Variable Life application.

2.   I have  received  and  reviewed  the current  prospectus  for the  Thrivent
     Variable Life insurance  contract and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.

3.   Any false or  incomplete  statements  or answers  may result in the loss of coverage.

4.   This application will become part of the Variable Life contract.

5.   No change in this application shall be made without my written consent.

6.   No representative of Thrivent except the president or secretary of Thrivent can  make or alter  any  contract  or waive  any of  Thrivent's  rights  or requirements.

7.   I have received the Notice Of Insurance Information Practices. Thrivent can
     release information to the MIB pursuant to this notice.

8.   No coverage shall take effect under the certificate  applied for unless and until: a. the  certificate is delivered;  b. the first full premium is paid during the lifetime of the person to be covered; and c. the insurability of the person to be covered remains as described in this application.

9.   Thrivent  reserves  the right to  allocate  premium  payments  to the money market  subaccount  until the  expiration  of the free look period in those states that  require a full refund of premium  during the free look period.
     More detailed  information on the allocation of premium payments during the free look period is contained in the prospectus.

10.  UNDER THE LIFE INSURANCE  CONTRACT APPLIED FOR, THE CASH VALUE MAY INCREASE
     OR DECREASE IN ACCORDANCE  WITH THE EXPERIENCE OF THE SEPARATE  ACCOUNT AND
     IS NOT GUARANTEED AS TO DOLLAR AMOUNT (EXCEPT FOR THE 4% MINIMUM RETURN FOR
     ANY PORTION OF CASH VALUE YOU INVEST IN THE FIXED ACCOUNT).

11.  Under the life insurance  contract applied for, the Death Benefit will vary when you select the Variable Death Benefit  Option.  The Death Benefit will never be less than the Specified  Amount as long as the  Certificate  is in force.

12.The date of this  application  is the date the  application  is signed by the proposed insured.

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Section 12 - Agreement And Authorization (Continued)

Authorization To Obtain Information

I authorize the release of my medical or nonmedical  information available on me to Thrivent from: any provider of health care; a consumer  reporting  agency; an employer; an insurance or reinsuring company; an insurance agent; a governmental or other organization; the MIB; a family member or other person.

This information includes:  diagnosis or medical history; psychiatric history or treatment;  results of genetic tests; treatment and prognosis of any physical or mental condition; drug or alcohol abuse history or treatment.

I also authorize the release to Thrivent of test results or information relating to HIV or  confirmed  diagnosis of or  treatment  for any  sexually  transmitted disease as required by law in my state.

I understand that Thrivent may use this information to determine eligibility for benefits under any existing certificate.

I further authorize  Thrivent and the above sources,  except the MIB, to provide the  information to any reinsurer,  any legal agent employed by Thrivent,  or to any  insurance  company or broker  selected by Thrivent  for the sole purpose of securing insurance coverage for me.

Thrivent  will  only  release  this  information  to  organizations   performing
business,  insurance,  or legal services in connection with this  application or claim or as may be lawfully required.

I agree that copies of this  authorization may be used in place of the original.
I may also request a copy.

This  authorization  is valid for two years  from the date  shown  below  unless revoked earlier.

I have read (or have had read to me) the  statements  and  answers  made on this application.  The signature below applies to all sections and statements on this application.

Signed at
         City
         State

Signature of proposed insured / Date signed (mo/day/yr)

Signature of member / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)

Caution:  If your answers on this application are incorrect or untrue,  Thrivent may have the right to deny benefits or rescind your certificate.

I certify that I have asked all  questions and recorded all answers as they were given to me and reviewed these with the proposed insured.

To the best of my knowledge,  the  certificate  applied for is (checkbox) is not
(checkbox) intended to replace any part of, or all of, another contract.

Signature of Thrivent representative
Date signed (mo/day/yr)
DR name / Code number / ID

(End Page 15)

(Start Page 16)

Section 13 - Representative's Information

Requirements arranged for:
Nonmedical only (checkbox)
Paramedical examination (use HO approved only) (checkbox)
Medical examination by MD (checkbox)
Resting 12-lead electrocardiogram (checkbox)
Blood Chemistry Profile (BCP) (checkbox)
Other screening - (checkbox)
         Other Description
         Lab code number -
Do you want the home office to electronically order the paramed exam, EKG, and/or BCP?
         Yes (checkbox): Facility name -
         (Electronic ordering can only be done with transmitted applications)
         No (checkbox):
Field initiated Attending Physician's Statement - (checkbox)
         Doctor / Facility name
         Doctor / Facility name

2.   Primary care provider address

Name
City
State
ZIP Code
Telephone number

3.   Other care provider addresses

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

(End Page 16)

(Start Page 17)

3.   Other care provider addresses - (continued)

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

4.   Your estimate of proposed insured's:

Annual income (amt) $
Other income (amt) $
Other income (source)
Net worth $

5.   Did you personally see the proposed insured and ask each question?  (yes/no checkboxes) If no, explain -

6.   Did the proposed insured or proposed  insured's family contact you for this coverage? (yes/no checkboxes)

7.   (a) Do you claim  production  credit  on an  assigned  congregation  basis?
     (yes/no checkboxes)

If no, explain -
Complete only if you are the servicing representative but not the DR of the branch listed.
         Service override number
         Reason for override

(b)  Should the  application  credit be split? If Yes, list split below and give reason.  (Table consists of 4 rows and 2 columns with Agent  Identification
     Number,  Split  Percent*  columns) Note: The total split percent must equal
     100%.

(c)  Reason for credit split -

8.

(a)  Does the  proposed  insured  have any other  applications  pending or being submitted  other  than  this  application?  If  Yes,  list  below.  (yes/no checkboxes)

(b)  Does any other family member have  applications  pending with Thrivent?  If
     Yes,  list  below.  (yes/no  checkboxes)  (Table  consists  of 4 rows and 3 columns with Name, Date Applied, Plan columns)

9.   List amount of total non-Thrivent life insurance that is inforce or pending
     - $

10.  Purpose for insurance? (checkboxes)

Estate liquidity (estate taxes, clearance costs)
Business insurance
Family protection (income replacement, survivor, retirement, etc.)
Loan

11.  Will this application be electronically transmitted? (yes/no checkboxes)

(End Page 17)

(Start Page 18)

Additional Details

To the best of my knowledge and belief:

A.   I know nothing about the proposed  insured's  health,  habits, or lifestyle affecting insurability which has not been stated in this application.

B.   Required   disclosures,   outline(s)  of  coverage,   Notice  Of  Insurance
     Information Practices,  Buyer's Guide, Prospectus,  and Receipt For Payment
     And Conditional  Temporary  Coverage  Agreement were left with the proposed insured.

Signature of Thrivent representative / Date signed (mo/day/yr)

(End of Application)

Thrivent Financial for Lutherans Variable Universal Life Insurance Application

(Start Page 1)
New Account Information
The Variable Life Owner / Applicant  must provide the following  information  to meet insurance and securities industry rules designed for customer protection.
This information is confidential and is only for the use of Thrivent and its affiliated companies.

Section A - Personal Information

Name of owner / applicant (print title, first, middle, last, and suffix name, as applicable)
Birthdate (mo/day/yr)
Are you a U.S. citizen? (yes/no checkboxes)
Yes
No
Other citizenship description

(checkboxes)
Single
Divorced
Divorce Pending
Married
Widowed
Separated

Number of dependents under age 18 -

Occupation: (checkboxes)
Labor / Trades
Office / Retail
Manager / Sales
Professional
Retired
Student
Unemployed
Other -
         Other Description

Do you own a business?
Yes  (checkbox)
         Nbr of: Full-time employees
         Part-time employees
No (checkbox)

Employer name
Employer street address
City
State
ZIP Code

Associated with NASD firm?
Yes (checkbox)
         Firm
No (checkbox)

Section B - Financial Suitability Information

Prior Investment Experience (None, Less Than 5 Years, 5+ Years checkboxes)
Bank Savings, CD's, Money Market Funds
Stocks or Equity
Bonds or Fixed Income
Mutual Funds
Variable Annuities / Life
Other -
         Other Description

Annual Household Income (checkboxes)
Under $20,000
$20,001 - $35,000
$35,001 - $50,000
$50,001 - $75,000
$75,001 - $100,000
More than $100,000

Assets - Excluding this purchase (dollar amounts)
Cash / CDs
Stocks / Bonds
Mutual Funds
Business
Residence (equity)
Insurance (cash value)
Deferred Annuities
Retirement Accounts
Other -
         Other Description
Total Assets
Liquid Net Worth

Need For Life Insurance (checkboxes)
Estate Planning
Survivor's Need
Other -
         Other Description

Section C - Investment Information - For This Purchase Only

Purpose (checkboxes)
Retirement
Other -
         Other Description

Source of Premiums (checkboxes)
Current Income
Our Mutual Fund
Other Company Mutual Fund
Loans
Gift / Inheritance
Death Proceeds
Savings / Checking / CD
Thrivent Insurance / Annuity
Other Company Insurance / Annuity
Other -
         Other Description

Risk Tolerance - Check the number below that  corresponds with the level of risk you are willing to accept.

Low - 1 2 3 4 5 6 7 8 9 10 - High

CDs                     Utility and Blue     Small Company / Emerging Growth       Precious Metals
Savings Accounts        Chip Stocks          Securities                            Oil and Gas
Money Market Funds      and Bonds            International / Global Securities     Drilling
                                             High Yield Securities

(End Page 1)

(Start Page 2)

Section D - Other Information

1.   Are you replacing a Variable Life contract? (checkboxes)

Yes (checkbox)
         Indicate   the  reason  for  the  exchange  of  contract  and  provide allocation information on the contract being replaced.
No (checkbox)

2.   List amount of total non-Thrivent life insurance that is inforce or pending
     - (dollar amount)

(End Page 2)

(Start Page 3)

Juvenile Application For Variable Universal Life Insurance
With Thrivent Financial for Lutherans,
A Fraternal Benefit Society, Appleton, WI 54919

(checkboxes)
New Certificate
Certificate Change
         Certificate number
Reinstatement
         Certificate number

Section 1 - Replacement (yes/no checkboxes)
Is this certificate intended to replace any part of, or all of, another company's contract?
Is this certificate intended to replace any part of, or all of, a Thrivent certificate?
Is this a 1035 exchange?

Section 2 - Proposed Insured
Name (print title, first, middle, last, and suffix name, as applicable)
Date of birth (mo/day/yr)
Sex
Residence State

Section 3 - Proposed Applicant / Controller
Name (print title, first, middle, last, and suffix name, as applicable)
Residence state
Relationship to insured
Date of birth (mo/day/yr)

Is proposed insured a member of the applicant's household? (yes/no checkboxes)
Is proposed insured dependent upon the applicant for support and maintenance? (yes/no checkboxes)

Section 4 - Proposed Third Party Owner

Third Party Application (checkbox)
         Reason
Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured
Date of birth (mo/day/yr)
Residence state

Is proposed insured a member of the applicant's household? (yes/no checkboxes)
Is proposed insured dependent upon the applicant for support and maintenance? (yes/no checkboxes)

Section 5 - Complete For New Business / Term Conversion To New Certificate Only

Specified amount: $
Type of issue: (checkboxes)
New Business
Term Plan / Rider Conversion

          (Table  consists of 3 rows and 3 columns with  Certificate  Number(s),
          Balance Of Term To Continue $, Amount Of Term Converted $ columns)

Death Benefit Option (checkboxes)
Level (I)
Variable (II)

Applicant Waiver Benefit (AW) (checkboxes)
Yes
No

Disability Waiver Benefit (DW) (checkboxes)
Yes
No

Accidental Death Benefit (AD) Amount: $

Billed Premium Index (checkboxes)
Yes
No

Billed Premium Index Type & Percentage %

Guaranteed Purchase Option Benefit (GPO) Amount: $

Total Accidental Death Benefit Other Companies: $

(End Page 3)

(Start Page 4)

Time period between Periodic Needs Review (checkboxes)
1
2
3

Date of Periodic Needs Review (mo/day/yr) (if other than certificate anniversary) -

Premium Allocations: Must total 100% and be in whole numbers.
(Table consists of 16 rows and 3 columns with Subaccount Name, Initial %, Billed % columns)

Telephone Authorization:
Yes (checkbox)
No (checkbox)
By checking 'Yes' above, the applicant agrees and understands as follows:

1.   Thrivent is authorized to accept and act upon telephone  instructions  from me for the following purposes; transfer of accumulated values among account options,  address  changes,  changes in  allocation  of  premiums,  premium payment instructions, and any other transactions made available by Thrivent for telephone  transfer.  Any transfers  shall be made on the basis of unit values next  determined  following  Thrivent's  receipt of  instructions in proper order.

2.   Thrivent may refuse  telephone  instructions  if the caller cannot  provide proper  identification  of person or  account.  Without  prior  disclosure,
     Thrivent   may   record  any   telephone   conversation   containing   such
     instructions.   If  Thrivent   acts  in  good  faith  upon  the   telephone
     instruction,  Thrivent  (and any affiliate or agent) will not be liable for any loss, expense, or cost arising out of any telephone instruction.

3.   Thrivent may modify,  suspend,  or  discontinue  this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current  prospectus,  and any other  rules  enacted by  Thrivent.  This authorization  is valid until  written  cancellation  notice  signed by the owner is received by Thrivent.  All terms are binding on my agents,  heirs, and assigns.

Section 6 - Complete For Certificate Change Only

Current Death Benefit Option (checkboxes)
Level (I)
Variable (II)

New Death Benefit Option (checkboxes)
Level (I)
Variable (II)

Maintain Current Specified Amount (checkboxes)
Yes
No

Current Specified Amount $

New Specified Amount $

Reason for Specified Amount Change:
Unscheduled Increase (checkbox)
Large Premium Payment (checkbox)
Term Plan / Rider Conversion (checkbox)

          (Table  consists of 3 rows and 3 columns with  Certificate  Number(s),
          Balance Of Term To Continue $, Amount Of Term Converted $ columns)

Disability Waiver Benefit Currently on Certificate
Yes (checkbox)
No (checkbox)
Change Requested:
Add (checkbox)
Cancel (checkbox)

Applicant Waiver Benefit Currently on Certificate
Yes (checkbox)
No (checkbox)
Change Requested:
Add (checkbox)
Change to applicant - Add AW (checkbox)
Cancel (checkbox)

Guaranteed Purchase Option Benefit
Current Amount $
Change Requested:
Add $ (checkbox)
Cancel (checkbox)
Increase to $ (checkbox)
Decrease to $ (checkbox)

Accidental Death Benefit
Current Amount $
Change Requested:
Add $ (checkbox)
Cancel (checkbox)
Increase to $ (checkbox)
Decrease to $ (checkbox)

(End Page 4)

(Start Page 5)

Section 6 - Complete For Certificate Change Only (Continued)

Billed Premium Indexing
Current Percentage %
Change Requested:
New value % (type & percentage)(checkbox)
Cancel (checkbox)

Reduce insured's rating (checkbox)

Time period between Periodic Needs Review (checkboxes)
1
2
3

Date of Periodic Needs Review -

Section 7 - Premium / Billing Information

Initial Premium paid by:
Type:
Check / Money Order (space for checkmark, dollar amount)
Electronic First Premium (EFP) (space for checkmark, dollar amount)
Add to existing MCA (space for checkmark, dollar amount)
Internal 1035 Exchange (space for checkmark, dollar amount)
Loan (space for checkmark, dollar amount)
Complete Withdrawal / Surrender (space for checkmark, dollar amount)
Surplus Refunds (space for checkmark, dollar amount)
Partial Withdrawal (space for checkmark, dollar amount)
Other - (space for checkmark, dollar amount)
         Other Description
None (space for checkmark)
Total Initial Premium Amount (dollar amount)

Premium Billing - Type of billing: (checkboxes)
Regular Billing - Send to special billing address? (yes/no checkboxes)
MCA - First MCA withdrawal expected -
Add to existing MCA account -
Family Billing - Add to existing Family Bill account -
Government Allotment
No bill

Frequency of billing: (checkboxes)
Annual
Semi-annual
Quarterly
Monthly

Premium billing amount: (dollar amount)

EFP withdrawal date -

Draw the EFP from the financial institution for MCA account -

Name And Address For Special Billing / Family Billing
Name (print title, first, middle, last, and suffix name, as applicable)
Address
City
State
ZIP Code

Section 8 - Special Requests

(End Page 5)

(Start Page 6)

Section 9 - Declaration Of Insurability

Height
         Ft
         In
Weight 1 year ago or at birth if under age 1 -
         Lbs      Oz
Wt. 1 yr. ago
         Lbs
Reason for weight loss
Name of primary care provider - Indicate if none.
Patient ID no.
Date last consulted
Reason last consulted
Type of treatment
Medication prescribed
Recovery date

Within the past five years has the juvenile:
1. had a life or health application declined, postponed, rated, modified, or withdrawn? (yes/no checkboxes) If Yes, list below.
Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

Application action
Company name
Date
Reason

Place details for all `Yes' answers for question two in Juvenile Details Section.

2.   Been  diagnosed  or been  treated by a  physician  or member of the medical profession, chiropractor, counselor, or any other professional for:

     (a)  disorder of the heart, circulatory, blood, or immune system (excluding
          HIV)? (yes/no checkboxes)

     (b)  abnormal growth, cyst, tumor, or cancer? (yes/no checkboxes)

     (c)  disorder of the respiratory system? (yes/no checkboxes)

     (d)  disorder  of the  digestive  system such as the  stomach,  intestines, rectum, liver, gallbladder, esophagus? (yes/no checkboxes)

     (e)  disorder of the urinary  system,  such as  kidneys,  bladder?  (yes/no checkboxes)

     (f)  disorder of the endocrine / hormone  system?  (yes/no  checkboxes)  If diabetes: Date of diagnosis -

Regulated by: (checkboxes)
Insulin: Daily dose (units) -
Oral medication
Diet
Last blood sugar reading -
Fasting: (yes/no checkboxes)
Date of last reading -
Check all that apply: (checkboxes)
Kidney disorder
Eye complications
Neuropathy
Circulatory problems
Recurrent infection
Other complications -
         Other Description
Care provider / Facility with records if other than primary care provider -

(End Page 6)

(Start Page 7)

     (g)  disorder of the nervous system including psychological and psychiatric care? (yes/no checkboxes)

If seizures: (checkboxes)
Grand mal
Petit mal
Other -
         Other Description

     (h)  disorder of the muscle, skin, bone, or joint? (yes/no checkboxes)

     (i)  disorder of the reproductive system? (yes/no checkboxes)

     (j)  disorder of the eyes, ears, nose, or throat? (yes/no checkboxes)

3. Other than reported above, within the past 5 years, has the juvenile:

     (a)  consulted or been advised to consult a doctor, hospital, chiropractor, clinic,  psychiatrist,  psychologist,  or  counselor  for any  reason?
          (yes/no checkboxes)

     (b)  been medically  treated or evaluated at a hospital,  clinic,  or other facility,  received  special  training  or special  schooling  or been medically  advised to have any treatment,  test,  surgery,  biopsy, or hospitalization not yet completed? (yes/no checkboxes)

     (c)  been advised by a  physician,  chiropractor,  or medical  therapist to restrict or avoid normal activities due to illness or injury?  (yes/no checkboxes)

     (d)  taken any  prescription  drugs  other  than those  previously  listed?
          (yes/no checkboxes) If Yes, list below.

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Prescription drug used
Date last used
Reason for use

Applicant:
Height
         Ft
         In
Weight
         Lbs
Name of primary care provider - Indicate if none.
Date last consulted
Reason last consulted
Recovery date
Type of treatment
Medication prescribed

Place details for all 'Yes' answers for questions in Applicant Details Section.

1.   Within the last 10 years  have you had or do you  currently  have:  cancer,
     heart  attack,  heart  trouble,  insulin  dependent  diabetes,   rheumatoid
     arthritis,  disorder of the nervous system, or have you been treated for or been  diagnosed  as having HIV  infection  or  Acquired  Immune  Deficiency
     Syndrome (AIDS)? (yes/no checkboxes)

2.   Within the last five years have you been hospitalized for any psychological
     / psychiatric  condition,  or within the last three years have you received treatment or medication  for any  psychological  /  psychiatric  condition?
     (yes/no checkboxes)

3.   Within the last three years have you been  disabled  for  greater  than two months or are you currently disabled? (yes/no checkboxes)

(End Page 7)

(Start Page 8)

Section 10A - Details For Juvenile Questions Answered 'Yes'

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

(End Page 8)

(Start Page 9)

Section 10A - Details For Juvenile Questions Answered 'Yes' (Continued)

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 2b only - Location
Type: (checkboxes)
Benign
Malignant
Unknown

Additional Underwriting Information

(End Page 9)

(Start Page 10)

Section 10B - Details For Applicant Questions Answered 'Yes'

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 1 only - Location of cancer

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 1 only - Location of cancer

Question: No/Ltr
Type of disorder, injury, test
Date of diagnosis
Date of onset
Number of occurrences
Treatment
Date of last hospitalization, nursing home care, or home health care
Last occurrence date
Recovered (yes/no checkboxes)
Recovery date
Surgery date
Last consultation date
Time lost from work / school
Residuals
Medication(s) currently taking
Care provider / Facility with records if other than primary care provider
Complete for question 1 only - Location of cancer

Additional Underwriting Information

(End Page 10)

(Start Page 11)

Section 11 - Beneficiary Designation

If  you  are  completing  the  application  on  paper,  complete  a  beneficiary designation form printed from the Forms System.  If new certificate is result of
Term Conversion,  beneficiary designation is for new certificate only. To change designation on existing certificate,  complete separate beneficiary form printed from the Forms System.

Section 12 - Agreement And Authorization

I understand and agree that:

1.   I have personally read (or have had read to me) and verified all statements and answers  provided to the Thrivent  district  representative  as part of this  application,  which  includes:  a. New  Account  information,  and b.
     Variable Life application.

2.   I have  received  and  reviewed  the current  prospectus  for the  Thrivent
     Variable Life insurance  contract and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.

3.   Any false or  incomplete  statements  or answers  may result in the loss of coverage.

4.   This application will become part of the Variable Life contract.

5.   No change in this application shall be made without my written consent.

6.   No representative of Thrivent except the president or secretary of Thrivent can  make or alter  any  contract  or waive  any of  Thrivent's  rights  or requirements.

(End Page 11)

(Start Page 12)

7.   I have received the Notice Of Insurance Information Practices. Thrivent can
     release information to the MIB pursuant to this notice.

8.   No coverage shall take effect under the certificate  applied for unless and until: a. the  certificate is delivered;  b. the first full premium is paid during the lifetime of the person to be covered; and c. the insurability of the person to be covered remains as described in this application.

9.   Thrivent  reserves  the right to  allocate  premium  payments  to the money market  subaccount  until the  expiration  of the free look period in those states that  require a full refund of premium  during the free look period.
     More detailed  information on the allocation of premium payments during the free look period is contained in the prospectus.

10.  UNDER THE LIFE INSURANCE  CONTRACT APPLIED FOR, THE CASH VALUE MAY INCREASE
     OR DECREASE IN ACCORDANCE  WITH THE EXPERIENCE OF THE SEPARATE  ACCOUNT AND
     IS NOT GUARANTEED AS TO DOLLAR AMOUNT (EXCEPT FOR THE 4% MINIMUM RETURN FOR
     ANY PORTION OF CASH VALUE YOU INVEST IN THE FIXED ACCOUNT).

11.  Under the life insurance  contract applied for, the Death Benefit will vary when you select the Variable Death Benefit  Option.  The Death Benefit will never be less than the Specified  Amount as long as the  Certificate  is in force.

12.The date of this  application  is the date the  application  is signed by the proposed insured.

Authorization To Obtain Information

I authorize the release of my medical or nonmedical  information available on me or my minor  children to Thrivent  from any  provider of health care; a consumer reporting agency; an employer;  an insurance or reinsuring company; an insurance agent; a governmental or other  organization;  the MIB; a family member or other person.

This information includes:  diagnosis or medical history; psychiatric history or treatment;  results of genetic tests; treatment and prognosis of any physical or mental condition; drug or alcohol abuse history or treatment.

I also authorize the release to Thrivent of test results or information relating to HIV or confirmed diagnosis of or treatment for
any sexually transmitted disease as required by law in my state.

I understand that Thrivent may use this information to determine eligibility for benefits under any existing certificate.

I further authorize  Thrivent and the above sources,  except the MIB, to provide the  information to any reinsurer,  any legal agent employed by Thrivent,  or to any  insurance  company or broker  selected by Thrivent  for the sole purpose of securing insurance coverage for me.

Thrivent  will  only  release  this  information  to  organizations   performing
business,  insurance,  or legal services in connection with this  application or claim or as may be lawfully required.

I agree that copies of this  authorization may be used in place of the original.
I may also request a copy.

This  authorization  is valid for two years  from the date  shown  below  unless revoked earlier.

I have read (or have had read to me) the  statements  and  answers  made on this application.  The signature below applies to all sections and statements on this application.

Signed at
         City
         State

Signature of parent or guardian / Date signed (mo/day/yr)

Signature of applicant / controller / Date signed (mo/day/yr)

Signature of member / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)

Caution:  If your answers on this application are incorrect or untrue,  Thrivent may have the right to deny benefits or rescind your certificate.

I certify that I have asked all  questions and recorded all answers as they were given to me and reviewed these with the proposed insured.

To the best of my knowledge,  the  certificate  applied for is (checkbox) is not
(checkbox) intended to replace any part of, or all of, another contract.

Signature of Thrivent representative
Date signed (mo/day/yr)
DR name / Code number / ID

(End Page 12)

(Start Page 13)

Section 13 - Representative's Information

Requirements arranged for:
Nonmedical only (checkbox)
Paramedical examination (use HO approved only) (checkbox)
Medical examination by MD (checkbox)
Resting 12-lead electrocardiogram (checkbox)
Blood Chemistry Profile (BCP) (checkbox)
Other screening - (checkbox)
         Other Description
         Lab code number -
Do you want the home office to electronically order the paramed exam, EKG, and/or BCP?
         Yes (checkbox): Facility name -
                  (Electronic ordering can only be done with transmitted applications)
         No (checkbox):
Field initiated Attending Physician's Statement - (checkbox)
         Doctor / Facility name
         Doctor / Facility name

2a. Primary care provider address for juvenile proposed insured
Name
City
State
ZIP Code
Telephone number

2b. Primary care provider address for applicant
Name
City
State
ZIP Code
Telephone number

(End Page 13)

(Start Page 14)

3. Other care provider addresses for juvenile proposed insured - (Continued)
Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

Question: No / Ltr
Name
Address
City
State
ZIP Code
Telephone number

4. Your estimate of proposed insured's:
Annual income (amt) $
Other income (amt) $
Other income (source)
Net worth $

5.   Did you personally see the proposed insured and ask each question?  (yes/no checkboxes) If no, explain -

6.   Did the proposed insured or proposed  insured's family contact you for this coverage? (yes/no checkboxes)

7.
     (a)  Do you claim  production  credit on an  assigned  congregation  basis?
          (yes/no checkboxes)

If no, explain -

          Complete only if you are the servicing  representative  but not the DR of the branch listed.
                 Service override number
                 Reason for override

     (b)  Should the  application  credit be split? If Yes, list split below and give  reason.  (Table  consists  of 4 rows and 2  columns  with  Agent
          Identification  Number,  Split Percent*  columns) Note:The total split percent must equal 100%.

     (c)  Reason for credit split -

(End Page 14)

(Start Page 15)

8.
     (a)  Does the proposed insured have any other applications pending or being submitted  other than this  application?  If Yes, list below.  (yes/no checkboxes)

     (b)  Does any other family member have applications  pending with Thrivent?
          If Yes, list below. (yes/no checkboxes)
(Table consists of 4 rows and 3 columns with Name, Date Applied, Plan columns)

9.   List amount of total non-Thrivent life insurance that is inforce or pending for juvenile: $

10.  List amount of total non-Thrivent life insurance that is inforce or pending for applicant: $

11.  Purpose for insurance?

Estate liquidity (estate taxes, clearance costs)
Business insurance
Family protection (income replacement, survivor, retirement, etc.)
Loan

12.  Will this application be electronically transmitted? (yes/no checkboxes)

Additional Details

To the best of my knowledge and belief:

A.   I know nothing about the proposed  insured's  health,  habits, or lifestyle affecting insurability which has not been stated in this application.

B.   Required   disclosures,   outline(s)  of  coverage,   Notice  Of  Insurance
     Information Practices,  Buyer's Guide, Prospectus,  and Receipt For Payment
     And Conditional  Temporary  Coverage  Agreement were left with the proposed insured.

Signature of Thrivent representative / Date signed (mo/day/yr)

(End of Application)